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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (date of earliest event reported):    August 25, 1999



                               CISCO SYSTEMS, INC.
               (Exact name of registrant as specified in charter)

       California                               0-18225                        77-0059951
(State or other jurisdiction                 (Commission                     (IRS Employer
      of incorporation)                      File Number)                  Identification No.)

170 West Tasman Drive, San Jose, California                                    95134-1706
 (Address of principal executive offices)                                      (Zip Code)

Registrant's telephone number, including area code:  (408) 526-4000

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Item 5.   Other Events

     On August 25, 1999, Cisco Systems, Inc. (the "Registrant") agreed to acquire Cerent Corporation, a Delaware corporation ("Cerent"), and Monterey Networks, Inc. ("Monterey"), a Delaware corporation, for a combined $7.4 billion in Registrant stock. A copy of the press release issued by the Registrant on August 26, 1999 concerning the foregoing transactions is filed herewith as
Exhibit 20.1 and is incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

     (a)  Exhibits.

          20.1 Press Release of Registrant, dated August 26, 1999, announcing Registrant's agreement to acquire Cerent and Monterey.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     CISCO SYSTEMS, INC.



Dated:  August 26, 1999              By: /s/ LARRY R. CARTER
                                         ---------------------------------------
                                         Larry R. Carter, Senior Vice President,
                                         Finance and Administration,
                                         Chief Financial Officer and Secretary



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                                  EXHIBIT INDEX


Exhibit
Number                              Description of Document
------                              -----------------------
20.1       Press Release of Registrant, dated August 26, 1999, announcing
           Registrant's agreement to acquire Cerent and Monterey.



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